STRONG SPECIAL FUND II

Supplement to the Prospectus dated May 1, 1997


NAME CHANGE AND RELATED AMENDMENTS

On or about July 14, 1997, Strong Special Fund II will be renamed Strong Opportunity Fund II. In conjunction with this name change, the following changes will be made to the Fund's investment parameters:

1. The following non-fundamental operating policies will be amended in accordance with the following chart:

                                 CURRENTLY              WILL CHANGE TO:
       -------------------------------------------------------------------
       EQUITY POSITION           At least 80%           At least 70%
       -------------------------------------------------------------------
       DEBT POSITION             Less than 20%          Less than 30%
       -------------------------------------------------------------------
       TEMPORARY DEFENSIVE       Less than 20%          Less than 30%
       POSITION
       -------------------------------------------------------------------

2. The non-fundamental operating policy requiring the Fund to invest more than 65% of its assets in common stocks will be eliminated.

Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), anticipates that the name change and related amendments described above will not result in any material change to the Fund's portfolio composition or in the manner in which the Fund is managed.


This Prospectus Supplement is dated June 26, 1997.